UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2011
KeyCorp
(Exact name of registrant as specified in its charter)

Ohio	1-11302	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)
(216) 689-3000
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
8-K — FORM 8-K EARNINGS RELEASE
ITEM 2.02. Results of Operations and Financial Condition.
ITEM 7.01. Regulation FD Disclosure.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS:
EX-99.1 (Press Release Dated April 18, 2011)
EX-99.2 (Supplemental Information Package in Connection With Financial Results)
EX-99.3 (Consolidated Balance Sheets and Consolidated Statements of Income)

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On April 18, 2011, KeyCorp issued a press release announcing its financial results for the three-month period ended March 31, 2011 (the “Press Release”). The Press Release is attached as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.
     The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
     KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (the “Financial Statements”), included as part of the Press Release, are attached as Exhibit 99.3 to this report and incorporated by reference herein. Exhibit 99.3 is “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.
Item 7.01 Regulation FD Disclosure.
     On April 18, 2011, KeyCorp held a conference call and webcast to facilitate a discussion of its financial condition at March 31, 2011, and its financial results for the three-month period ended March 31, 2011. The Supplemental Information Package reviewed by KeyCorp during the conference call and webcast is furnished herewith as Exhibit 99.2 and incorporated by reference in this Item 7.01. All information in the Supplemental Information Package is presented as of the particular dates or for the periods referenced therein, and KeyCorp does not undertake any obligation to, and disclaims any duty to, update any of the information provided.
     The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information contained in Exhibit 99.2 shall not be deemed incorporated by reference in any filing of KeyCorp under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished, or filed in the case of Exhibit 99.3, herewith:

99.1	Press Release, dated April 18, 2011, announcing financial results for the three-month period ended March 31, 2011.

99.2	Supplemental Information Package reviewed during the conference call and webcast.

99.3	Financial Statements.
* * *
     Forward-Looking Statements This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control. Key’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key’s actual results to differ materially from those described in the forward-looking statements can be found in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the Securities and Exchange Commission and is available on Key’s website (www.key.com/ir) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, KeyCorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: April 18, 2011	/s/ Robert L. Morris
By: Robert L. Morris
Executive Vice President and Chief Accounting Officer